UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BlackRock Variable Series Funds II, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLACKROCK VARIABLE SERIES FUNDS II, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

September 14, 2021

Dear Contract Holder:

You are cordially invited to attend a special meeting of shareholders of the BlackRock Total Return V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds II, Inc. (the “Corporation”), to be held on Tuesday, October 26, 2021 at 10:30 a.m. (Eastern time) (the “Meeting”). Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. As an owner of a variable annuity or variable life insurance contract (a “Contract”) investing in the Fund, you have the right to instruct the life insurance company that issued your Contract (“Insurance Company”) as to the manner in which the shares of the Fund attributable to your Contract should be voted.

You have received this letter because you were invested in the Fund through at least one Contract issued by an Insurance Company on August 27, 2021 (the “Record Date”).

The purpose of the Meeting is to seek shareholder approval of the proposals described in more detail in the enclosed proxy statement. Shareholders of the Fund are being asked to approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions and an amendment to the bylaws of the Corporation to reflect the amendment of such fundamental investment restrictions with respect to the Fund, subject to shareholder approval of an amendment to the bylaws of the Corporation to remove fundamental policies and all references thereto in the bylaws with respect to the Fund (as described below).

In order to change investment restrictions that are fundamental, the Investment Company Act requires shareholder approval. The proposed amendments to the fundamental investment restrictions of the Fund are intended to provide the Fund with greater investment flexibility to pursue its investment objective and strategies and/or respond to a changing regulatory and investment environment and to eliminate a fundamental investment restriction that is not required by the Investment Company Act.

Shareholders of the Fund are also being asked to approve an amendment to the bylaws of the Corporation to remove fundamental policies and all references thereto with respect to the Fund. If such proposal is approved, the amendment to the bylaws of the Corporation to reflect the amendment of the Fund’s fundamental investment restrictions would not be adopted.

The Board of Directors of the Corporation has approved and recommend that you provide voting instructions “FOR” each of the proposals with respect to the Fund.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a Contract holder, your voting instructions are important, and we hope that you will respond today to ensure that the shares attributable to your Contract will be represented at the Meeting. You may provide voting instructions using one of the methods below by following the instructions on your voting instruction form(s):

•	By touch-tone telephone;

•	By Internet; or

•	By signing, dating and returning the enclosed voting instruction form(s) in the postage-paid envelope.

If you do not provide voting instructions using one of these methods, you may be called by Computershare Fund Services, the Fund’s proxy solicitor, to provide voting instructions.

As noted above, your Insurance Company will vote its shares held in the Fund that are attributable to your Contract at the Meeting in accordance with your instructions provided on the enclosed voting instruction form(s).

Please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the voting instruction form(s) you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions regarding the enclosed proxy materials or need assistance in providing voting instructions, please contact the Fund’s proxy solicitor, Computershare Fund Services, toll free at (866) 650-3710.

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Corporation

BLACKROCK VARIABLE SERIES FUNDS II, INC.

100 Bellevue Parkway, Wilmington, Delaware 19809

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement for BlackRock Total Return V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds II, Inc. (the “Corporation”), for your convenience, we have provided a brief overview of the proposals to be voted on.

Questions and Answers

Q.	Why am I receiving this proxy statement?

A.	A special meeting of shareholders of the Fund (the “Meeting”) will be held on Tuesday, October 26, 2021 at 10:30 a.m. (Eastern time).

Shares of the Fund are sold to separate accounts established by certain insurance companies (“Insurance Companies”) to fund variable annuity and variable life insurance contracts (each, a “Contract”). The rights accompanying shares of the Fund are legally vested in the Contracts offered by the separate accounts of the Insurance Companies. However, in accordance with current law and interpretations thereof, the Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of Contracts. You have received the enclosed proxy statement because you are invested in the Fund through a Contract issued by an Insurance Company.

The enclosed proxy statement describes proposals to make certain changes to the Fund’s investment restrictions that will be voted on at the Meeting. Because you were invested in the Fund through at least one Contract issued by an Insurance Company as of the close of business on August 27, 2021 (the “Record Date”), you have the right to instruct the applicable Insurance Company as to the manner in which the shares of the Fund attributable to your Contract should be voted.

Q.	What am I being asked to provide voting instructions “FOR” in the proxy statement?

A.

Shareholders of the Fund are being asked to approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions and an amendment to the bylaws of the Corporation to reflect the amendment of such fundamental investment restrictions, subject to shareholder approval of Proposal 2 (as defined below) (collectively, “Proposal 1”). The enclosed proxy statement lists the specific fundamental investment restrictions on which Insurance Companies are being asked to vote and Contract holders are being asked to provide voting instructions. Shareholders of the Fund are also being asked to approve an amendment to the bylaws of the Corporation to remove fundamental policies and all references thereto with respect to the Fund (“Proposal 2”).

Q.	What is a fundamental investment policy?

A.

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires registered investment companies, such as the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies. (In this overview and the enclosed proxy statement, the word “restriction” is sometimes used to describe a policy.)

Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Fund that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock Advisors, LLC (“BlackRock”) in managing the assets of the Fund.

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Q.	How do the proposed changes to the Fund’s fundamental investment policies benefit shareholders and, indirectly, Contract holders?

A.

Changes to the fundamental investment policies of the Fund as proposed in Proposal 1 are intended to benefit the Fund and its shareholders in the following ways: (i) each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and/or respond to a changing regulatory and investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

While Proposal 1 is intended to, among other things, provide BlackRock with greater flexibility in managing the Fund, if approved, the Fund will continue to be managed subject to the applicable limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment objective, strategies and policies. Although in the near term the Fund may take advantage of the greater flexibility provided by the amendment of certain of its current investment restrictions, unless otherwise disclosed in the enclosed proxy statement, the Fund will continue to be managed pursuant to its current investment guidelines and Fund management does not anticipate material changes to the Fund’s principal investment strategies.

Q.	Why is the Board of Directors of the Corporation (the “Board”) recommending the changes contemplated by the proposals?

A.

With respect to Proposal 1, as noted above, the proposed changes to the fundamental investment restrictions of the Fund are intended to provide the Fund with greater investment flexibility to pursue its investment objective and strategies and/or respond to a changing regulatory and investment environment and to eliminate a fundamental investment restriction that is not required by the Investment Company Act. Moreover, the proposed changes will generally align the fundamental policies of the Fund with those of other registered funds managed by BlackRock.

With respect to Proposal 2, the proposed changes to the Corporation’s bylaws will remove fundamental policies and references thereto with respect to the Fund, which are not required to be included in the Corporation’s bylaws under the Investment Company Act or Maryland law.

Q.	What will happen if Contract holders do not approve the proposals?

A.	If Contract holders do not approve a proposed change to an investment restriction in Proposal 1, the applicable current fundamental investment restriction will remain in effect.

If Contract holders do not approve Proposal 1 but do approve Proposal 2, the fundamental policies and references thereto with respect to the Fund will be removed from the Corporation’s bylaws. If Contract holders of the Fund do not approve Proposal 2 but do approve Proposal 1, then the Corporation’s bylaws will be amended to reflect the amended fundamental investment restrictions with respect to the Fund, as applicable. If neither Proposal 1 nor Proposal 2 is approved by Contract holders, no changes will be made to the Corporation’s bylaws.

Q.	How does the Board suggest I provide voting instructions in connection with the proposals?

A.

The proposals cannot be effected without shareholder approval. The Board has approved each proposal. The Board believes the proposals are in the best interests of the Fund and recommends that you submit voting instructions “FOR” each of the proposals.

Q.	Who may vote on the proposals?

A.

Any person who was invested in the Fund through at least one Contract issued by an Insurance Company on the Record Date is entitled to provide voting instructions to the Insurance Company on the proposals. With respect to each proposal, you may provide voting instructions for one vote for each share attributable to your Contract and a fractional vote for each fractional share attributable to your Contract on the Record Date.

Q.	Will my voting instructions make a difference?

A.

Yes. Your voting instructions are very important and can make a difference in the management of the Fund, no matter how many shares are attributable to your Contract. If many Contract holders fail to provide voting instructions, the Fund may not receive enough votes to hold the Meeting. If this happens, we will need to solicit voting instructions again or take other action pursuant to the direction of the Board.

Q.	Who is paying for preparation, printing and mailing of the proxy statement and the solicitation of proxies?

A.

It is anticipated that the total expenses of preparing, printing and mailing the proxy statement, soliciting and tabulating proxies, and related legal expenses will be approximately $29,000. These expenses will be borne by the Fund.

Q.	When and where will the Meeting be held?

A.	The Meeting will be held on Tuesday, October 26, 2021 at 10:30 a.m. (Eastern time). Because of our concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only.

Q.	How do I submit voting instructions?

A.	You may submit your voting instructions by phone, internet or mail.

To submit voting instructions by mail, please mark your vote on the enclosed voting instruction form(s) and sign, date and return the card/form in the postage-paid envelope provided.

To submit voting instructions by telephone or over the Internet, please have the voting instruction form(s) in hand and call the toll-free telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

Whichever voting instructions method you choose, please take the time to read the full text of the enclosed proxy statement before you submit voting instructions.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about providing voting instructions, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at (866) 650-3710.

Q.	Will anyone contact me?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to provide voting instructions.

Please submit voting instructions now. Your voting instructions are important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the voting instructions form(s), if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed voting instruction form(s) but do not indicate how you wish the shares attributable to your Contract to be voted, such shares will be voted “FOR” each of the proposals.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 26, 2021.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXY-DIRECT.COM/BLK-32307

BLACKROCK VARIABLE SERIES FUNDS II, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 26, 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of BlackRock Total Return V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds II, Inc. (the “Corporation”), will be held on Tuesday, October 26, 2021 at 10:30 a.m. (Eastern time) (the “Meeting”), to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), as more fully described in the accompanying proxy statement.

Because of our concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

Proposal 1.	To approve the amendment or elimination, as applicable, of certain of the Fund’s fundamental investment restrictions and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restrictions with respect to the Fund as follows:

	A.	To approve the amendment of the fundamental investment restriction regarding concentration

	B.	To approve the amendment of the fundamental investment restriction regarding borrowing

	C.	To approve the amendment of the fundamental investment restriction regarding the issuance of senior securities and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restriction with respect to the Fund

	D.	To approve the amendment of the fundamental investment restriction regarding investing in real estate

	E.	To approve the amendment of the fundamental investment restriction regarding underwriting and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restriction with respect to the Fund

	F.	To approve the amendment of the fundamental investment restriction regarding investing in commodities

	G.	To approve the amendment of the fundamental investment restriction regarding lending

	H.	To approve the elimination of the fundamental investment restriction regarding investing for the purpose of exercising control or management

Proposal 2.	To approve an amendment to the Corporation’s bylaws to remove fundamental policies and all references thereto with respect to the Fund

To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

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Shareholders of record of the Fund as of the close of business on August 27, 2021 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Separate accounts of life insurance companies (“Insurance Companies”) are the only shareholders of the Fund. The separate accounts serve as investment options for variable annuity and variable life insurance contracts (“Contracts”) issued by the Insurance Companies. Each holder of a Contract with respect to the Fund is entitled to instruct the applicable Insurance Company on how to vote the shares attributable to the Contract.

After careful consideration, the Board of Directors of the Corporation recommends that you vote, and/or provide voting instructions, “FOR” each of the Proposals.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Fund’s proxy solicitor, Computershare Fund Services, toll free at (866) 650-3710.

By order of the Board of Directors,

Janey Ahn

Secretary of the Corporation

September 14, 2021

BLACKROCK VARIABLE SERIES FUNDS II, INC.

100 Bellevue Parkway, Wilmington, Delaware 19809

ii

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
PROPOSALS 1.A. THROUGH 1.H.—TO APPROVE THE AMENDMENT OR ELIMINATION, AS APPLICABLE, OF CERTAIN OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND AND AN AMENDMENT TO THE CORPORATION’S BYLAWS TO REFLECT THE AMENDMENT OF SUCH FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE FUND	4
Background	4
Proposal 1.A.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration	5
Proposal 1.B.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing	6
Proposal 1.C.—To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities and an Amendment to the Corporation’s Bylaws to Reflect the Amendment of Such Fundamental Investment Restriction with Respect to the Fund	7
Proposal 1.D.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate	7
Proposal 1.E.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting and an Amendment to the Corporation’s Bylaws to Reflect the Amendment of Such Fundamental Investment Restriction with Respect to the Fund	8
Proposal 1.F.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities	9
Proposal 1.G.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending	10
Proposal 1.H.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management	11
PROPOSAL 2—TO APPROVE AN AMENDMENT TO THE CORPORATION’S BYLAWS TO REMOVE FUNDAMENTAL POLICIES AND ALL REFERENCES THERETO WITH RESPECT TO THE FUND	12
VOTE REQUIRED AND MANNER OF VOTING PROXIES	13
ADDITIONAL INFORMATION	14
Investment Adviser and Principal Underwriter	14
Voting Rights	14
Share and Class Information	14
Ownership Information	14
Expenses and Methods of Proxy Solicitation	15
Shareholder Meetings	15
Shareholder Proposals	15
Communications with the Board	15
General	15
APPENDIX A: LIST OF APPLICABLE FUNDAMENTAL INVESTMENT RESTRICTIONS	A-1

BLACKROCK VARIABLE SERIES FUNDS II, INC.

100 Bellevue Parkway Wilmington, Delaware 19809

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 26, 2021

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”), of BlackRock Variable Series Funds II, Inc. (the “Corporation”) in connection with the special meeting (the “Meeting”) of shareholders of BlackRock Total Return V.I. Fund (the “Fund”), a series of the Corporation, and at any and all adjournments, postponements or delays thereof, for the purpose of voting on the proposals described in this Proxy Statement (each, a “Proposal” and collectively, the “Proposals”).

The proxies will be voted at the Meeting and at any and all adjournments or postponements thereof.

Because of our concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only.

The Corporation is organized as a Maryland corporation and is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Board has fixed the close of business on August 27, 2021 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

Distribution to Fund shareholders of this Proxy Statement and the accompanying materials will commence on or about September 14, 2021.

Shares of the Fund are sold to separate accounts established by certain insurance companies (each, an “Insurance Company,” and collectively, the “Insurance Companies”) to fund variable annuity contracts and variable life insurance contracts (collectively, “Contracts”). The rights accompanying shares of the Fund are legally vested in the Contracts offered by the separate accounts of the Insurance Companies. However, in accordance with current law and interpretations thereof, the Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the Contract holders. A signed voting instruction form or other authorization by a holder that does not specify how the shares attributable to a Contract holder’s Contract should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business as of the Record Date will be entitled to submit instructions to their Insurance Company. Each Insurance Company will vote shares of the Fund held in separate accounts for which no timely instructions are received from the holders of Contracts, as well as shares it owns, in the same proportion as those shares for which such Insurance Company receives voting instructions. As a result, if only a small number of Contract holders vote, this small number of Contract holders may affect the outcome of the vote.

This Proxy Statement is used to solicit voting instructions from Contract holders as well as to solicit proxies from the Insurance Companies, the actual shareholders of the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as “voting” or “owning” or “holding” shares for purposes of this Proxy Statement, as applicable. References to “shareholders” or “you” throughout this Proxy Statement refer to shareholders and Contract holders, as appropriate.

If you do not expect to be present at the Meeting, please vote your proxy and/or provide voting instructions in accordance with the instructions included on the enclosed proxy card (or voting instruction form). Even if you plan to attend the Meeting, please sign, date and return the proxy card you receive or provide voting instructions by telephone or over the Internet. If you provide voting instructions by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card (or voting instruction form). This code is designed to confirm your identity, provide access into the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments or postponements thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a Proposal, the shares will be voted “FOR” the Proposal. Shareholders who execute a proxy or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more Proposals at any time before a vote is taken on such Proposal(s) by filing with the Fund a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet, or by attending the Meeting and voting. If your shares are held by a bank, broker-dealer or other third-party intermediary who holds your shares of record, you must provide voting instructions to such financial intermediary in order to vote your shares.

If your shares in the Fund are registered in your name, you may attend and participate in the Meeting at https://meetnow.global/MJLQLHV by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare Fund Services of your registration and a control number and security code that will allow you to vote at the Meeting. Even if you plan to participate in the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

The Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Fund will:

•	Provide for shareholders to begin logging into the Meeting at 10:00 a.m. (Eastern Time) on Tuesday, October 26, 2021, thirty minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions via live webcast during the Meeting by following the instructions available on the meeting website during the Meeting. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Meeting matters that are not answered during the Meeting due to time constraints.

Copies of the Fund’s annual and semi-annual reports are available on BlackRock’s website at www.blackrock.com and the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. In addition, the Fund will furnish, without charge, a copy of the Fund’s annual report and a copy of its most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Such requests should be directed to the Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll free at (800) 441-7762.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

The following table shows each Proposal described in this Proxy Statement on which shareholders of the Fund are entitled to vote, and/or provide voting instructions, on the Proposal at the Meeting.

Proposal 1.	To approve the amendment or elimination, as applicable, of certain of the Fund’s fundamental investment restrictions and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restrictions with respect to the Fund as follows:

	A.	To approve the amendment of the fundamental investment restriction regarding concentration

	B.	To approve the amendment of the fundamental investment restriction regarding borrowing

	C.	To approve the amendment of the fundamental investment restriction regarding the issuance of senior securities and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restriction with respect to the Fund

	D.	To approve the amendment of the fundamental investment restriction regarding investing in real estate

	E.	To approve the amendment of the fundamental investment restriction regarding underwriting and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restriction with respect to the Fund

	F.	To approve the amendment of the fundamental investment restriction regarding investing in commodities

	G.	To approve the amendment of the fundamental investment restriction regarding lending

	H.	To approve the elimination of the fundamental investment restriction regarding investing for the purpose of exercising control or management

Proposal 2.	To approve an amendment to the Corporation’s bylaws to remove fundamental policies and all references thereto with respect to the Fund

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 26, 2021. The Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy card are available on the Internet at www.proxy-direct.com/blk-32307. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

The Board has approved and recommend that you vote, and/or provide voting instructions, “FOR” each of the Proposals.

PROPOSALS 1.A. THROUGH 1.H.—TO APPROVE THE AMENDMENT OR ELIMINATION, AS APPLICABLE, OF CERTAIN OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND AND AN AMENDMENT TO THE CORPORATION’S BYLAWS TO REFLECT THE AMENDMENT OF SUCH FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE FUND

The purpose of Proposals 1.A. through 1.H. is to approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund. In addition, Proposals 1.C. and 1.E. include proposed changes to the bylaws of the Corporation, which require shareholder approval to be implemented, in order to align certain fundamental policies set out in the Corporation’s bylaws with respect to the Fund with the stated fundamental investment restrictions proposed for the Fund as described in such Proposals.

Background

The Investment Company Act requires registered investment companies, such as the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies. (In this Proxy Statement, the word “restriction” is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Fund that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock in managing the assets of the Fund.

Changes to the fundamental investment policies of the Fund as proposed in Proposal 1 are intended to benefit the Fund and its shareholders in the following ways: (i) each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and/or respond to a changing regulatory and investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies. In the proposed fundamental investment restrictions, references to the Investment Company Act or other applicable law, as applicable, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange (the “Commission”), Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

The Proposals are intended to update the fundamental investment policies of the Fund as set forth below by amending or eliminating certain fundamental investment policies. Each Proposal relates to a particular fundamental restriction. Shareholders are being asked to vote separately on, and provide voting instructions separately with respect to, each Proposal. No Proposal to amend or eliminate any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of the Fund’s fundamental investment policies will be amended or eliminated while others will not. If shareholders do not approve a Proposal, the current investment policy contained in that Proposal will remain in effect for the Fund. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will take effect as soon as reasonably practicable.

Each Proposal described below sets out the current fundamental investment restriction of the Fund to which the Proposal is applicable.

A list of the fundamental investment restrictions that will apply to the Fund if each Proposal is approved by the Fund’s shareholders is set out in Appendix B. (Appendix B includes a current fundamental investment restriction regarding diversification that is not proposed to be amended for the Fund because such current restriction already provides maximum investment flexibility.)

Proposal 1 is intended to, among other things, provide BlackRock with greater flexibility in managing the Fund, and, as noted below, in the near term the Fund may take advantage of the additional investment flexibility provided by the amendment of certain of its current fundamental investment restrictions. However, if Proposal 1 is approved, unless otherwise disclosed in this Proxy Statement, Fund management does not anticipate material changes to the Fund’s principal investment strategies, and the Fund will continue to be managed subject to the applicable limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment objective, strategies and policies.

The proposed changes to the bylaws of the Corporation with respect to the Fund contemplated by Proposals 1.C. and 1.E., which require shareholder approval to be implemented, will not be made if Fund shareholders approve Proposal 2. As discussed below in Proposal 2, it is proposed that the bylaws of the Corporation be amended to remove fundamental policies and references thereto with respect to the Fund. In the event that Proposal 2 is approved by the Fund’s shareholders in addition to Proposal 1, rather than the Corporation’s bylaws being amended pursuant to Proposals 1.C. and 1.E., all fundamental policies of the Corporation and references thereto with respect to the Fund will be removed from the Corporation’s bylaws. If shareholders do not approve Proposals 1.C and/or 1.E. but do approve Proposal 2, the fundamental policies and references thereto with respect to the Fund will be removed from the Corporation’s bylaws. If shareholders of the Fund do not approve Proposal 2 but do approve Proposals 1.C. and/or 1.E., then the Corporation’s bylaws will be amended to reflect the amended fundamental investment restrictions, as applicable. If none of Proposals 1.C. and 1.E. and Proposal 2 is approved by the Fund’s shareholders, no changes will be made to the Corporation’s bylaws.

Proposal 1.A.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration.

The Board has proposed that shareholders of the Fund approve an amendment to the Fund’s fundamental investment restriction regarding concentration.

Current Fundamental Investment Restriction Regarding Concentration

Under the Fund’s current fundamental investment restriction regarding concentration, the Fund may not: “invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).”

Proposed Fundamental Investment Restriction Regarding Concentration

The proposed fundamental investment restriction would state that the Fund may not: “concentrate its investments in a particular industry, as that term is used in the Investment Company Act.”

Rationale

While the Investment Company Act does not define what constitutes “concentration” in an industry, the Commission has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

The Fund’s current fundamental policy reflects the 25% test noted above that is the Commission’s current interpretation of concentration. If this interpretation were to change, the Fund would not be able to change its concentration policy without seeking shareholder approval. The proposed investment restriction does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be interpreted from time to time.

Proposal 1.B.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding borrowing.

Current Fundamental Investment Restriction Regarding Borrowing

Under the Fund’s current fundamental investment restriction regarding borrowing, the Fund may not: “borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.”

Proposed Fundamental Investment Restriction Regarding Borrowing

The proposed fundamental investment restriction would state that the Fund may not: “borrow money, except as permitted under the Investment Company Act.”

Rationale

All mutual funds are required to have a fundamental policy regarding the borrowing of money. The Investment Company Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. The Fund has received an exemptive order from the Commission (the “IFL Order”), as further described below, that permits it to borrow from BlackRock-advised Funds, which are not banks, to the limited extent necessary to implement the Interfund Lending Program (as defined below) to the extent consistent with the Fund’s investment restrictions and policies and subject to compliance with the conditions of the IFL Order. To limit the risks attendant to borrowing, the Investment Company Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).

The proposed investment restriction regarding borrowing will permit the Fund to borrow to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time, and in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

Additionally, pursuant to the IFL Order, the Fund, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to borrow money from certain other funds advised by BlackRock or BlackRock Fund Advisors (“BFA”) or any successor thereto or an investment adviser controlling, controlled by, or under common control with BlackRock or BFA or any successor thereto (“BlackRock-advised Funds”) pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Fund may borrow money for temporary purposes directly from certain other BlackRock-advised Funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Fund’s current fundamental investment restriction as it relates to borrowing would limit the Fund’s ability to borrow under the Interfund Lending Program in certain circumstances. Under the proposed investment restriction regarding borrowing, the Fund would be able to conduct all borrowing from other BlackRock-advised Funds up to the prescribed limits under the Investment Company Act through the Interfund Lending Program, which the Board believes could provide the Fund access to lower interest rates on such borrowed amounts than those that typically would be payable under short-term loans offered by banks or custodian overdrafts.

Proposal 1.C.—To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities and an Amendment to the Corporation’s Bylaws to Reflect the Amendment of Such Fundamental Investment Restriction with Respect to the Fund.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities and an amendment to the bylaws of the Corporation to make conforming changes to the corresponding fundamental policy in the bylaws, subject to approval of Proposal 2 by the Fund’s shareholders.

Current Fundamental Investment Restriction Regarding the Issuance of Senior Securities

Under the Fund’s current fundamental investment restriction regarding the issuance of senior securities, the Fund may not: “issue senior securities to the extent such issuance would violate applicable law.”

In addition, the bylaws of the Corporation state that as a fundamental policy, the Fund may not issue senior securities to the extent such issuance would violate applicable law.

Proposed Fundamental Investment Restriction Regarding the Issuance of Senior Securities

The proposed fundamental investment restriction would state that the Fund may not: “issue senior securities to the extent such issuance would violate the Investment Company Act.”

It is also proposed that, with respect to the Fund, the fundamental policy in the Corporation’s bylaws relating to the issuance of senior securities be replaced with the proposed fundamental investment restriction set out above, subject to approval of Proposal 2 by the Fund’s shareholders.

Rationale

All mutual funds are required to have a fundamental policy regarding the issuance of senior securities. The Investment Company Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.

The sole change in the proposed investment restriction is to reference to the “Investment Company Act,” rather than “applicable law.” This change is intended to provide greater specificity as to any potential limitations on the ability of the Fund to issue senior securities.

Proposal 1.D.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in real estate.

Current Fundamental Investment Restriction Regarding Investing in Real Estate

Under the Fund’s current fundamental investment restriction regarding investing in real estate, the Fund may not: “purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.”

Proposed Fundamental Investment Restriction Regarding Investing in Real Estate

The proposed investment restriction would state that the Fund may not: “purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.”

Rationale

The Investment Company Act does not prohibit a fund from owning real estate or investing in real estate mortgage loans; however, a fund is limited in the amount of illiquid assets it may purchase by Rule 22e-4 under the Investment Company Act (real estate may be considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, the Fund is not permitted to purchase or sell real estate, but it may invest in certain real estate-related securities. As a general rule, the Fund currently does not intend to purchase or sell real estate. However, the Fund wishes to preserve the flexibility to invest in certain real estate-related securities consistent with its investment objective and strategies. The proposed investment restriction would allow the Fund to invest in a potentially greater universe of real estate-related securities than the current investment restriction by permitting investments in securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business. In addition, the proposed investment restriction would permit the Fund to purchase and hold real estate as a result of the ownership of securities or other instruments.

Proposal 1.E.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting and an Amendment to the Corporation’s Bylaws to Reflect the Amendment of Such Fundamental Investment Restriction with Respect to the Fund.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding underwriting and an amendment to the bylaws of the Corporation with respect to the Fund to make conforming changes to the corresponding fundamental policy in the bylaws, subject to approval of Proposal 2 by the Fund’s shareholders.

Current Fundamental Investment Restriction Regarding Underwriting

Under the Fund’s current fundamental investment restriction regarding underwriting, the Fund may not: “underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act [of 1933 (the “Securities Act”)] in selling portfolio securities.”

In addition, the bylaws of the Corporation state that as a fundamental policy, the Fund may not underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

Proposed Fundamental Investment Restriction Regarding Underwriting

The proposed fundamental investment restriction would state that the Fund may not: “underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.”

It is also proposed that, with respect to the Fund, the fundamental policy in the Corporation’s bylaws relating to underwriting be replaced with the proposed fundamental investment restriction regarding underwriting set out above, subject to approval of Proposal 2 by the Fund’s shareholders.

Rationale

All mutual funds are required to have a fundamental policy regarding engaging in the business of underwriting the securities of other issuers. The Investment Company Act permits a fund to engage in the business of underwriting securities within certain limits. Under its current investment restriction, the Fund is prohibited from underwriting securities issued by others, except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities. The proposed investment restriction would permit the Fund to underwrite the securities of other issuers to the fullest extent permitted by applicable law, and thus would give the Fund greater flexibility to respond to future investment opportunities, subject to its investment objective and strategies.

The current investment restriction permits the Fund to sell portfolio securities, even if the Fund technically may be deemed an underwriter under the Securities Act. This exception refers to a technical provision of the Securities Act which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the proposed investment restriction would be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether it may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the extent the Fund invests in restricted securities.

Proposal 1.F.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in commodities.

Current Fundamental Investment Restriction Regarding Investing in Commodities

Under the Fund’s current fundamental investment restriction regarding investing in commodities, the Fund may not: “purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.”

Proposed Fundamental Investment Restriction Regarding Investing in Commodities

The proposed fundamental investment restriction would state that the Fund may not: “purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.”

Rationale

The Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The current investment restriction requires that the Fund’s purchase and sale of commodities or contracts on commodities not cause it to have to register as a commodity pool operator (“CPO”) under the Commodity Exchange Act. Under the current rules of the Commodity Futures Trading Commission (“CFTC”), BlackRock, as the investment adviser, and not the Fund, would be the entity required to register as a CPO to the extent the Fund’s commodity investments exceeded certain thresholds. The proposed investment restriction removes the outdated reference to the Fund potentially being required to register as a CPO as a result of its commodity investments. BlackRock would register as a CPO with respect to the Fund if the Fund’s commodity investments require BlackRock to so register under applicable CFTC rules. The proposed investment restriction also references the “Investment Company Act,” rather than “applicable law,” to provide greater specificity as to any potential limitations on the Fund’s ability to purchase or sell commodities and commodity contracts.

Proposal 1.G.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding lending.

Current Fundamental Investment Restriction Regarding Lending

Under the Fund’s current fundamental investment restriction regarding lending, the Fund may not: “make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.”

Proposed Fundamental Investment Restriction Regarding Lending

The proposed fundamental investment restriction would state that the Fund may not: “make loans to the extent prohibited by the Investment Company Act.”

Rationale

The Investment Company Act does not prohibit a fund from making loans; however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Fund’s current fundamental restriction regarding lending generally prohibits the making of loans, but specifies that investments in certain debt instruments, repurchase agreements and similar instruments, as applicable, and the lending of portfolio securities are not subject to the restriction. The proposed investment restriction will permit the Fund to make loans, unless prohibited by the Investment Company Act, thus providing potentially greater flexibility. Making loans involves risks. In determining whether to make a direct loan, the Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Among other things, in making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. If Proposal 1.G. is approved by shareholders of the Fund, the Fund may utilize the additional flexibility provided by the proposed investment restriction to engage in direct lending in the near term.

The Fund is not permitted to lend through the Interfund Lending Program under its current investment restriction, but, subject to prior Board approval to participate as a lender in the Interfund Lending Program, would be permitted to lend through the Interfund Lending Program under the proposed investment restriction regarding lending. Under the Interfund Lending Program, the Fund would be able to lend money for temporary purposes directly to certain other BlackRock-advised Funds. All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Board believes that the ability to borrow and lend between and among the BlackRock-advised Funds, subject to compliance policies and procedures designed to ensure compliance with the terms and conditions of the IFL Order, would benefit both the borrower and lender. The Board believes that short-term cash loans made directly to other BlackRock-advised Funds could earn interest at a rate higher than the Fund otherwise would obtain from investing its cash in repurchase agreements or certain other short-term money market instruments.

Proposal 1.H.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing for the purpose of exercising control or management.

Current Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management

Under the Fund’s current fundamental investment restriction regarding investing for the purpose of exercising control or management, the Fund may not: “make investments for the purpose of exercising control or management.”

Rationale

There is no requirement under the Investment Company Act that the Fund have a fundamental restriction regarding investing for the purpose of exercising control or management. The fundamental restriction was derived from state laws that have been preempted by the federal securities laws. In order to maximize the investment flexibility of the Fund, this restriction is proposed to be eliminated.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSALS 1.A. THROUGH 1.H.

PROPOSAL 2—TO APPROVE AN AMENDMENT TO THE CORPORATION’S BYLAWS TO REMOVE FUNDAMENTAL POLICIES AND ALL REFERENCES THERETO WITH RESPECT TO THE FUND

Article VIII, Section 1 and Exhibit A of the bylaws of the Corporation currently include fundamental policies of the Fund and references to such fundamental policies that apply to the Fund and the other series of the Corporation. These fundamental policies are stated in the Fund’s statement of additional information.

The Corporation is not required to include the fundamental policies that apply to the Fund (or the other series of the Corporation) in its bylaws under the Investment Company Act or Maryland law. Accordingly, it is proposed that the bylaws of the Corporation be amended to remove fundamental policies and all references thereto with respect to the Fund. Such amendment requires approval of shareholders of the Fund.

As discussed above, Proposals 1.C. and 1.E. include amendments to the bylaws of the Corporation to reflect the amendment of certain fundamental investment restrictions of the Fund, subject to approval of Proposal 2 by the Fund’s shareholders. In the event that Proposal 2 is approved by the Fund’s shareholders in addition to Proposal 1, rather than the Corporation’s bylaws being amended pursuant to Proposals 1.C. and 1.E., all fundamental policies and references thereto with respect to the Fund will be removed from the bylaws of the Corporation. If shareholders do not approve Proposals 1.C. and/or 1.E. but do approve Proposal 2, the fundamental policies and references thereto with respect to the Fund will be removed from the Corporation’s bylaws. If shareholders of the Fund do not approve Proposal 2 but do approve Proposals 1.C. and/or 1.E., then the Corporation’s bylaws will be amended to reflect the amended fundamental investment restriction, as applicable. If none of Proposals 1.C. and 1.E. and Proposal 2 is approved by the Fund’s shareholders, no changes will be made to the Corporation’s bylaws.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders for the Fund is required to take action at the Meeting with respect to the Fund. For the Fund, a quorum consists of a majority of the Shares entitled to vote on any matter present at a meeting or represented by proxy. Votes cast by proxy or at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of a Proposal are not received from shareholders, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitations of proxies from shareholders and to reconvene at the same or some other place. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the Record Date.

The vote required for the approval of each Proposal is a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present at the Meeting or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendation of the Board “FOR” approval of Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of the Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum of that Fund. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a Proposal.

As described above, shares of the Fund are held in the Insurance Companies’ separate accounts and the Insurance Companies are the legal owners of the shares entitled to vote at the Meeting. Nonetheless, Contract holders have the right to instruct the Insurance Companies on how to vote the shares of the Fund related to their interests held through their Contracts (i.e., pass-through voting), and an Insurance Company must vote the shares of the Fund held in its name as directed. In the absence of voting instructions on any voting instruction card that is signed and returned, the Insurance Company will vote the interest represented thereby in favor of the applicable Proposal. If an Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the remaining shares in the relevant separate accounts with respect to the applicable Proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract holders of the Fund (this is called “proportional voting” or “echo voting”), subject to any restrictions the Insurance Company may have on echo voting. As a result, those Contract holders that actually provide voting instructions may control the outcome of the vote even though their actual interest in the Fund alone would not be sufficient to approve the applicable Proposal.

ADDITIONAL INFORMATION

Investment Adviser and Principal Underwriter

BlackRock is the investment adviser to the Fund. BlackRock’s principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809.

BlackRock Investments, LLC (“BRIL”) acts as the distributor of the shares of the Fund. The principal business address of BRIL is 40 East 52nd Street, New York, New York 10022.

Voting Rights

The close of business on August 27, 2021 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Fund may cast one vote for each share owned and a fractional vote for each fractional share owned on the Record Date.

Share and Class Information

As of the close of business on the Record Date, the Fund has the number of shares outstanding as set forth below:

Class I	Class III
19,770,168.81	50,761,235.21

Ownership Information

Set forth below are persons who, to the knowledge of the Fund, beneficially owned more than five percent of the outstanding shares of the Fund as of the Record Date.

Name	Address	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned (Name of Class)
Transamerica Life Insurance Company	4333 Edgewood Rd Ne MS 4410 Cedar Rapids IA 52499-4333	3,537,567.64	17.893 (Class I)

Transamerica Life Insurance Company	4333 Edgewood Rd Ne MS 4410 Cedar Rapids IA 52499-0001	5,494,479.38	27.791 (Class I)

State Farm Life Insurance Company	1 State Farm Plaza D2 Bloomington IL 61710-0001	3,336,934.04	16.878 (Class I)

State Farm Life Insurance Company	1 State Farm Plaza D2 Bloomington IL 61710-0001	5,962,080.36	30.156 (Class I)

Nationwide Life Insurance Company	C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	43,086,712.20	84.881 (Class III)

Thrivent Variable Annuity Account I	625 4th Ave S Minneapolis MN 55415-1624	2,945,466.97	5.802 (Class III)

As of the Record Date, no Director owned shares of the Fund.

Expenses and Methods of Proxy Solicitation

It is anticipated that the total expenses of preparing, printing and mailing the proxy materials, soliciting and tabulating proxies, and related legal expenses will be approximately $29,000. These expenses will be borne by the Fund.

The Fund has retained Computershare Fund Services (“Computershare”), located at 2950 Express Drive South, Suite 210, Islandia, New York 11749, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $15,000 for the Fund. Representatives of BlackRock and its affiliates may also solicit proxies.

Shareholder Meetings

The Fund generally is not required to hold annual meetings of shareholders, and the Fund currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the Investment Company Act or the Fund’s charter documents. The Bylaws of the Fund generally provide that a shareholder meeting may be called at any time by the Secretary of the Fund upon the request of a majority of Directors of the Board.

Shareholder Proposals

Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Fund within a reasonable time before the relevant Board’s solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund within a reasonable period of time before the relevant Board’s solicitation relating to such meeting is made. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809.

Communications with the Board

Shareholders of the Fund who wish to send communications to the Board or a specified Director should submit the communication in writing to the attention of the Secretary of the Fund at: 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Fund Secretary, identifying the correspondence as intended for the Board or a specified Director.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available on the Meeting website during the Meeting for inspection by any registered shareholder.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Directors,

Janey Ahn Secretary of the Corporation

Dated: September 14, 2021

APPENDIX A

List of Applicable Fundamental Investment Restrictions

The following is a list of the fundamental investment restrictions that will apply to the Fund if shareholders vote, and, if applicable, provide voting instructions, “FOR” Proposal 1:

Under its fundamental investment restrictions, the Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.

Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage- related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

8.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act. *

*	Indicates a current fundamental investment restriction of the Fund that is not proposed to be amended in Proposal 1.

A-1

PROXY	BLACKROCK TOTAL RETURN V.I FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 26, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of BlackRock Total Return V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds II, Inc. (the “Corporation”), hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held virtually at the following website: https://meetnow.global/MJLQLHV, on October 26, 2021 at 10:30 a.m., Eastern time, or at any adjournments, postponements or delays thereof. To participate in the virtual Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

https://meetnow.global/MJLQLHV

on October 26, 2021 at 10:30 a.m., Eastern time.

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

TRV_32307_083021

FUND

BlackRock Total Return V.I. Fund

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

1.	To approve the amendment or elimination, as applicable, of certain of the Fund’s fundamental investment restrictions and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restrictions with respect to the Fund as follows:

		FOR	AGAINST	ABSTAIN

1a.	To approve the amendment of the fundamental investment restriction regarding concentration.	☐	☐	☐

1b.	To approve the amendment of the fundamental investment restriction regarding borrowing.	☐	☐	☐

1c.	To approve the amendment of the fundamental investment restriction regarding the issuance of senior securities and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restriction with respect to the Fund.	☐	☐	☐

1d.	To approve the amendment of the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

1e.	To approve the amendment of the fundamental investment restriction regarding underwriting and an amendment to the Corporation’s bylaws to reflect the amendment of such fundamental investment restriction with respect to the Fund.	☐	☐	☐

1f.	To approve the amendment of the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

1g.	To approve the amendment of the fundamental investment restriction regarding lending.	☐	☐	☐

1h.	To approve the elimination of the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐

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	FOR	AGAINST	ABSTAIN
2. To approve an amendment to the Corporation’s bylaws to remove fundamental policies and all references thereto with respect to the Fund.	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders on October 26, 2021.

The Proxy Statement and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-32307

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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